Vertex Energy, Inc. 8-K

Exhibit 99.1

VERTEX ENERGY ANNOUNCES SUCCESSFUL STARTUP OF MOBILE REFINERY
HYDROCRACKER IN CONVENTIONAL SERVICE

HOUSTON, TX (Business Wire) – October 9, 2024—Vertex Energy, Inc. (OTCPK:VTNRQ) ("Vertex" or the "Company"), a leading specialty refiner and marketer of high-quality refined products, today announced the successful start-up of the Mobile, Alabama refinery (the “Mobile Refinery”) hydrocracker in conventional service, and initial production volumes of higher-value finished products for the fourth quarter 2024.

The hydrocracker reconversion project began following the completion of final processing of renewable feedstock inventories and was executed as part of a previously planned catalyst and maintenance turnaround. The project was completed on time and on budget with zero OSHA recordable injuries. In conventional service, the Mobile Refinery’s hydrocracker utilizes vacuum gas oil (“VGO”) as feedstock to produce additional volumes of higher-value refined products, including gasoline and diesel. In line with the previously stated plan, the Mobile refinery has preserved renewable fuels production capabilities, should future market conditions warrant.

“Once again, the team has demonstrated operational excellence in safely and in successfully redeploying the asset back into conventional service, while maintaining future renewable optionality to support energy transition demand,” said Benjamin P. Cowart, President and CEO of Vertex Energy, who continued, “With this key asset shift safely executed, our focus continues on further optimization of the business in pursuit of sustained performance and longer-term growth.”

ABOUT VERTEX ENERGY

Vertex Energy is a leading energy transition company that specializes in producing high-quality refined products. The Company’s innovative solutions are designed to enhance the performance of its customers and partners while also prioritizing sustainability, safety, and operational excellence. With a commitment to providing superior products and services, Vertex Energy is dedicated to shaping the future of the energy industry.

INVESTOR CONTACT

IR@vertexenergy.com

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the Company’s ability to complete the previously disclosed restructuring and its ability to continue operating in the ordinary course while certain chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) cases are pending, the Company’s ability to successfully complete a restructuring under Chapter 11, including: consummation of the restructuring; potential adverse effects of the Chapter 11 cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the bankruptcy court with respect to the motions filed in the Chapter 11 cases; objections to the Company’s recapitalization process or other pleadings filed that could protract the Chapter 11 cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to distractions and uncertainties; the Company’s ability to comply with financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 cases; the effects of the Chapter 11 cases on the Company and on the interests of various constituents, including holders of the Company’s common stock, including pursuant to the current restructuring agreement, which contemplates the cancellation of all existing equity interests of the Company, including all shares of common stock, the loss of the value of Company securities in the event of the cancellation thereof in connection with the Chapter 11 cases, the bankruptcy court’s rulings in the Chapter 11 cases, including the approvals of the terms and conditions of the restructuring and the outcome of the Chapter 11 cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 cases; risks associated with third party motions in the Chapter 11 cases, which may interfere with the Company’s ability to consummate the restructuring or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; and other litigation and inherent risks involved in a bankruptcy process; the future production of the Company’s Mobile Refinery; anticipated and unforeseen events which could reduce future production at the refinery or delay future capital projects, and changes in commodity and credit values; throughput volumes, production rates, yields, operating expenses and capital expenditures at the Mobile Refinery; the need for additional capital in the future, including, but not limited to, in order to complete capital projects and satisfy liabilities, including to pay amounts owed under the Company’s outstanding term loan, the Company’s ability to raise such capital in the future, and the terms of such funding, including dilution caused thereby; the future production of the Mobile Refinery, including but not limited to, renewable diesel and conventional production and the breakdown between the two; changes in commodity and credits values; certain early termination rights associated with third party agreements and conditions precedent to such agreements; certain mandatory redemption provisions of the outstanding senior convertible notes, the conversion rights associated therewith, and dilution caused by conversions and/or the exchanges of convertible notes, and the repayment thereof, including as a result of such convertible notes currently being in default; the Company’s ability to comply with required covenants under outstanding senior notes and a term loan and to pay amounts due under such senior notes and term loan, including interest and other amounts due thereunder, which are currently in default; the ability of the Company to retain and hire key personnel; the level of competition in the Company’s industry and its ability to compete; the Company’s ability to respond to changes in its industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; the Company’s ability to obtain and retain customers; the Company’s ability to produce products at competitive rates; the Company’s ability to execute its business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; the impact of inflation and interest rates on margins and costs; the volatile nature of the prices for oil and gas caused by supply and demand, including volatility caused by the ongoing Ukraine/Russia conflict and/or the Israel/Hamas conflict, changes in interest rates and inflation, and potential recessions; the Company’s ability to maintain relationships with partners; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making the Company’s operations more costly or restrictive; volatility in the market price of compliance credits (primarily Renewable Identification Numbers (RINs) needed to comply with the Renewable Fuel Standard (“RFS”)) under renewable and low-carbon fuel programs and emission credits needed under other environmental emissions programs, the requirement for the Company to purchase RINs in the secondary market to the extent it does not generate sufficient RINs internally, liabilities associated therewith and the timing, funding and costs of such required purchases, if any; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally, changes in inflation and interest rates, increased costs of borrowing associated therewith and potential declines in the availability of such funding; risk of increased regulation of the Company’s operations and products; disruptions in the infrastructure that the Company and its partners rely on; interruptions at the Company’s facilities; unexpected and expected changes in the Company’s anticipated capital expenditures resulting from unforeseen and expected required maintenance, repairs, or upgrades; the Company’s ability to acquire and construct new facilities; decreases in global demand for, and the price of, oil, due to inflation, recessions or other reasons, including declines in economic activity or global conflicts; expected and unexpected downtime at the Company’s facilities; the Company’s level of indebtedness, which could affect its ability to fulfill its obligations, impede the implementation of its strategy, and expose the Company’s interest rate risk; dependence on third party transportation services and pipelines; risks related to obtaining required crude oil supplies, and the costs of such supplies; counterparty credit and performance risk; unanticipated problems at, or downtime effecting, the Company’s facilities and those operated by third parties; risks relating to the Company’s hedging activities or lack of hedging activities; and risks relating to future divestitures, asset sales, joint ventures and acquisitions.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.